                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                             Date of Report (Date of
                            earliest event reported):

                                December 12, 2001


                         WORLD OMNI AUTO RECEIVABLES LLC
 (Exact name of registrant and grantor of the Trust as specified in its charter)

                    WORLD OMNI AUTO RECEIVABLES TRUST 2001-B
                     (Issuer with respect to the Securities)

                                    Delaware
           (Registrant's state or other Jurisdiction of Incorporation)

                             333-35542 and 333-69732
                            (Commission File Number)

                                   52-2184798
                (Registrant's I.R.S. Employer Identification No.)

                         WORLD OMNI AUTO RECEIVABLES LLC
                              190 N.W. 12th Avenue
                            Deerfield Beach, FL 33442
   (Address of principal executive offices of registrant, including Zip Code)

       Registrant's telephone number, including area code: (954) 429-2200

   Former name or former address, if changed since last report: Not applicable

Item 5.  Other Events

     In the prospectus supplement dated December 5, 2001, issued under Registration Statement Nos. 333-35542 and 333-69732, the Registrant stated that, following the cutoff date, which is November 30, 2001, it would file a report on Form 8-K containing information comparable to that contained in the tables set forth in the prospectus supplement regarding the characteristics of the final pool of receivables of the World Omni Auto Receivables Trust 2001-B. Set forth below is such information:

     Composition of the Receivables in the Final Pool as of the Cutoff Date

Aggregate Principal Balance .........................   $815,002,649.43


Number of Receivables ...............................   50,722


Average Principal Balance ...........................   $16,068.03


Average Original Amount Financed ....................   $17,580.48


Range of Original Amount Financed ...................   $7,500 to $50,000


Weighted Average Annual Percentage Rate .............   8.64%


Range of Annual Percentage Rates .....................  0.90% to 18.00%


Weighted Average Original Term to Maturity ..........   60.20 months


Range of Original Terms to Maturity .................   24 months to 72 months


Weighted Average Remaining Term to Maturity .........   54.65 months


Range of Remaining Terms to Maturity ................   19 months to 72 months

     As of the cutoff date, approximately 59.65% of the aggregate principal balance of the receivables in the final pool, constituting approximately 55.96% of the total number of receivables in the final pool, represented financings of new vehicles, and approximately 40.35% of the aggregate principal balance of the receivables in the final pool, constituting approximately 44.04% of the total number of receivables in the final pool, represented financings of used vehicles.

                                       2

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     The following table sets forth information regarding the geographic distribution of the receivables in the final pool as of the cutoff date for the states with the largest concentrations of receivables. No other state accounts for more than 1.43% of the aggregate principal balance of the receivables in the final pool. The breakdown by state is based on the billing address of the obligor on the receivables. The percentages in the table may not add up to 100% because of rounding.

          Geographic Distribution of the Receivables in the Final Pool
                             as of the Cutoff Date


                              Percentage of                     Percentage of
State            Number of      Number of       Aggregate    Aggregate Principal
-----           Receivables    Receivables  Principal Balance      Balance
                -----------   -----------   ----------------       -------
Florida .........   19,758         38.95%     $305,575,554.31        37.49%
Georgia .........   10,204         20.12       171,815,343.63        21.08
North Carolina...    8,129         16.03       125,978,782.52        15.46
Alabama .........    4,143          8.17        75,505,968.60         9.26
South Carolina...    3,421          6.74        52,839,789.62         6.48
All Others ......    5,067          9.99        83,287,210.75        10.22
                    ------        ------       --------------       ------

      Total         50,722        100.00%     $815,002,649.43       100.00%
                    ======        ======      ===============       ======

         The following table sets forth information regarding the distribution of the receivables in the final pool by annual percentage rate as of the cutoff date. Percentages in the table may not add up to 100% because of rounding.

   Distribution of the Receivables in the Final Pool by Annual Percentage Rate
                              as of the Cutoff Date


                                              Percentage of                               Percentage of
                                Number of        Number of            Aggregate              Aggregate
Annual Percentage Rate Range   Receivables     Receivables        Principal Balance      Principal Balance
----------------------------   -----------     -------------      -----------------      -----------------
0.001-1.000%.................      2,443           4.82%           $40,693,247.15              4.99%

1.001-2.000%.................        986           1.94             14,149,029.25              1.74

2.001-3.000%.................        993           1.96             14,983,652.91              1.84

3.001-4.000%.................        800           1.58             13,468,900.83              1.65

4.001-5.000% ................      2,930           5.78             54,329,526.47              6.67

5.001-6.000% ................        949           1.87             12,058,072.56              1.48

6.001-7.000% ................      2,697           5.32             47,647,533.41              5.85

7.001-8.000% ................      9,440          18.61            151,426,394.40             18.58

8.001-9.000% ................     10,290          20.29            161,842,217.87             19.86

9.001-10.000% ...............      6,379          12.58            100,703,529.03             12.36

10.001-11.000% ..............      2,899           5.72             47,166,450.27              5.79

11.001-12.000% ..............      3,170           6.25             49,658,822.36              6.09

12.001-13.000% ..............      1,814           3.58             29,244,941.23              3.59

13.001-14.000% ..............      1,429           2.82             23,045,544.48              2.83

14.001-15.000% ..............      1,069           2.11             16,773,472.68              2.06

15.001-16.000% ..............        839           1.65             13,056,080.55              1.60

16.001-17.000% ..............      1,101           2.17             17,363,180.82              2.13

17.001-18.000% ..............        494           0.97              7,392,053.16              0.91
                                  ------         ------            --------------            ------

            Total                 50,722         100.00%          $815,002,649.43            100.00%
                                  ======         ======            ==============            ======


                                       4


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WORLD OMNI AUTO RECEIVABLES LLC,
                                            Registrant)


Dated: December 12, 2001                    By: /s/ Patrick C. Ossenbeck
                                                --------------------------------
                                                    Patrick C. Ossenbeck
                                                    Vice President and Treasurer